SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 16, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                         0-16014                    23-2417713
 (State or other             (Commission File Number)         (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5. Other Events and Regulation FD Disclosure

(a) In a press release dated January 16, 2002, Adelphia Communications Corporation (NASDAQ: ADLAC) announced that it has sold 40,000,000 newly issued shares of Class A Common Stock, exclusive of an overallotment option, at a price to the public of $25.50 per share. In addition, Adelphia announced it has sold $500,000,000 of a new issue of 7.5% Series F Mandatory Convertible Preferred Stock (DECSSM ), exclusive of an overallotment option. Proceeds of approximately $1,493,000,000 from these offerings will be used to repay subsidiary bank debt, which may be reborrowed and used for general corporate purposes. Closing of these sales of common and preferred stock is expected to occur on January 22, 2002. Salomon Smith Barney is serving as sole book runner and lead manager for these offerings. The DECSSM are convertible into Class A Common Stock of Adelphia at any time after the issue date and prior to February 1, 2005, at a conversion price of $29.99 per share of Class A Common Stock. A copy of the press release dated January 16, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01.

(b) We are superseding the information set forth on page S-22 of the DECS Prospectus Supplement dated January 15, 2002, regarding the record dates for the payment of dividends when, as and if declared by our Board of Directors. The record dates to determine the holders of record for the February 1, May 1, August 1 and November 1 (or the preceding business day if the 1st is not a business day) dividend payment dates are the preceding January 15, April 15, July 15 and October 15, respectively. The first payment date will be May 1, 2002 to holders of record on April 15, 2002.

(c) The final prospectus supplements filed under Rule 424(b) for the offerings listed above contain updated risk factors regarding investment in Adelphia securities. These risk factors are incorporated herein by reference and filed herewith under Item 7 as Exhibits 99.02 (Class A Common Stock) and 99.03 (7.5% Series F Mandatory Convertible Preferred Stock).


Item 7.  Financial Statements and Exhibits

Exhibit No.                            Description


99.01             Press Release dated January 16, 2002 (Filed Herewith).

99.02 Risk Factors (Incorporated herein by reference to, and contained in, pages S-6 through S-15 of the prospectus supplement dated January 15, 2002 for the Registrant's Class A Common Stock which was filed pursuant to Rule 424(b) on January 17, 2002 under Registration No. 333-64224).

99.03 Risk Factors (Incorporated herein by reference to, and contained in, pages S-7 through S-17 of the prospectus supplement dated January 15, 2002 for the Registrant's 7.5% Series F Mandatory Convertible Preferred Stock which was filed pursuant to Rule 424(b) on January 17, 2002 under Registration No. 333-64224).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 18,  2002               ADELPHIA COMMUNICATIONS CORPORATION
                                                  (Registrant)

                                      By:   /s/ Timothy J. Rigas
                                      ----------------------------------------
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                            Description


99.01             Press Release dated January 16, 2002 (Filed Herewith).

99.02 Risk Factors (Incorporated herein by reference to, and contained in, pages S-6 through S-15 of the prospectus supplement dated January 15, 2002 for the Registrant's Class A Common Stock which was filed pursuant to Rule 424(b) on January 17, 2002 under Registration No. 333-64224).

99.03 Risk Factors (Incorporated herein by reference to, and contained in, pages S-7 through S-17 of the prospectus supplement dated January 15, 2002 for the Registrant's 7.5% Series F Mandatory Convertible Preferred Stock which was filed pursuant to Rule 424(b) on January 17, 2002 under Registration No. 333-64224).